SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 001-11115



                         Date of Report: October 9, 2006




                                DIRECTVIEW, INC.
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             (Exact name of registrant as specified in its charter)


Nevada                                                             04-3053538
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(State of other jurisdiction of                                 (IRS Employer
incorporation or organization                                Identification No.)


7777 West Camino Real, Suite 200, Boca Raton, Florida                    33433
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(Address of principal executive offices)                             (Zip Code)


                                 (561) 750-9777
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               (Registrant's telephone number including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

ITEM 5.02  DEPARTURE  OF  DIRECTORS;  ELECTION  OF  DIRECTORS;   APPOINTMENT  OF
     PRINCIPAL OFFICERS

On October 9, 2006, DirectView, Inc. (the "Company"), completed its acquisition of 100% of the outstanding capital stock of GS Carbon Trading, Inc. from GS Energy Corporation ("GS Energy") in return for 1.8 billion shares of the Company's common stock and 100,000 shares of the Company's new Series 2 Preferred Stock (the "Acquisition"). The Company's new Series 2 Preferred Stock gives GS Energy voting rights equal to the number of common shares into which the Series 2 stock can be converted. The Series 2 Preferred Stock includes conversion adjustment provisions that , until December 31, 2008, automatically adjust the conversion and voting rate the Series 2 stock to be and remain equal to 80% of the fully-diluted issued and outstanding capital stock of the Company when taken with GS Energy's then-current Company common stock holdings. After December 31, 2008 the conversion rate and voting rights are such as they were on December 31, 2008.

Further, immediately after the acquisition of GS Carbon Trading, the Company closed the transactions described in a Subsidiary Stock Purchase Agreement between the Company and DirectView Holdings, Inc. ("Holdings"), which is 100% owned by Roger Ralston, the Company's former chief executive officer. At the closing, the Company sold its Ralston Communications, Inc. and Meeting
Technologies, Inc. subsidiaries to Holdings in return for the assumption by Holdings of these subsidiaries' working capital deficiency and any and all trade credit and other liabilities incidental to these subsidiaries' operations.

The foregoing descriptions of the transactions completed by the Company and GS Energy are only a summary and are qualified in their entirety by reference to the documents filed as exhibits to this Current Report on Form 8-K, which exhibits are hereby incorporated herein by reference.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Effective upon the closing of the Acquisition, there are 2,100,060,090 shares of Company common stock and 100,000 shares of Company Series 2 preferred stock issued and outstanding. The following table sets forth the number of the Company's shares beneficially owned by each person who, as of the closing, will own beneficially more than 5% of any class of the Company's voting stock, as well as the ownership of such shares by each director of the Company and the shares beneficially owned by the new directors as a group.

                   Amount and Nature of Beneficial Ownership
Name and Address                                  Percentage      Series 2       Percentage      Percentage of
of Beneficial Owner(1)             Common            of Class     Preferred       of Class       Voting Power
-------------------              ---------        -----------     ---------      -----------     ------------
Kevin Kreisler(2)             1,800,000,000         85.7%        100,000            100%             97.1%

(1) The address of each shareholder is c/o GS Energy Corporation, One Penn Plaza, Suite 1612, New York, New York 10119.

(2) All shares listed for Kevin Kreisler are owned of record by GS Energy Corporation, of which Mr. Kreisler is Chairman.

                        DIRECTORS AND EXECUTIVE OFFICERS

On October 9, 2006, Roger Ralston, Michele Ralston and Jeffery Robbins resigned from their positions as the officers and directors of the Company. Their resignations were a condition of the Acquisition. The following table identifies the officers and members of the Company's board of directors after the Acquisition. Directors serve until the next annual meeting of the shareholders and until their successors are elected and qualify. Officers serve at the pleasure of the Board of Directors.

Name                  Age      Position
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Kevin Kreisler         33  Chairman of the Board of Directors,
                           Chief Executive Officer, Chief Financial Officer
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Mr. Kreisler is the founder of GreenShift Corporation,  the majority shareholder of GS Energy Corporation, which became the majority shareholder of DirectView on October 9, 2006. Mr. Kreisler is currently the Chairman of the Board and Chief Executive Officer of GreenShift Corporation, and he serves as Chairman of the Board and Chief Executive Officer of several of GreenShift's companies. Previously, Mr. Kreisler was employed by GreenShift's GS CleanTech Corporation, where he served as vice-president from 1998 to 2000, president from 2000 to 2002, and chief executive officer from 2002 to February 2005. Mr. Kreisler is a
graduate  of  Rutgers   University  College  of  Engineering  (B.S.,  Civil  and
Environmental   Engineering,   1994),  Rutgers  University  Graduate  School  of
Management (M.B.A., 1995), and Rutgers University School of Law (J.D., 1997). Mr. Kreisler is admitted to practice law in New Jersey and the United States District Court for the District of New Jersey.

                             BUSINESS OF THE COMPANY

DirectView today has one asset: the outstanding shares of GS Carbon Trading, Inc. ("GS Carbon"). GS Carbon is a development stage company that owns about 10% of Sterling Planet, Inc., about 10% of TerraPass, Inc., and about 30% of AirCycle Corporation.

Sterling Planet

Sterling Planet's business model is based on the trading of renewable energy and energy efficiency certificates, which represent the positive environmental impact of reduced carbon dioxide emissions.

Sterling has sold over 4 billion kilowatt hours of renewable energy since its inception, representing enough energy to power 350,000 homes for a full year and offset 2.6 million tons of carbon dioxide. Sterling Planet currently services an impressive array of clients including Alcoa, The Coca-Cola Company, DuPont, Delphi Corporation, Duke University, University of Utah, Nike, Pitney Bowes, U.S. Environmental Protection Agency, the U.S. General Services Administration, the Homeland Security Department, Western Area Power Administration, New York State Energy Research and Development Authority (NYSERDA), the U.S. Army, Staples, Whirlpool Corporation, the World Resources Institute and over 150 other companies.

TerraPass

TerraPass is a development stage company founded by professor Karl Ulrich and a group of his students at the Wharton School at the University of Pennsylvania. TerraPass allows consumers to pay to offset their car's emissions through investment in clean-energy alternatives such as wind and bioenergy power by purchasing a "TerraPass" - a decal sold through the TerraPass website that is certified to eliminate the equivalent of a single car's carbon dioxide emissions. TerraPass allows a broad audience of consumers to participate in this emerging trend, by purchasing carbon dioxide credits and renewable energy certificates ("RECs") on behalf of its customers that subsidize and increase the production of green, or environmentally friendly energy, and offset consumption of fossil fuel sources.

AirCycle

AirCycle offers recycling services and transportation throughout North America to assist facilities in the proper disposal of lamps, ballasts, batteries, and computer hardware. Air Cycle's business model is based on growth through acquisitions, increased sales, and technology development.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

3.1  Certificate of Designation of Series 2 Preferred Stock.

10.1 Share Purchase Agreement dated August 31, 2006 between DirectView, Inc., and GS Energy Corporation.

10.2 Subsidiary   Stock  Purchase   Agreement  dated  August  31,  2006  between
     DirectView, Inc., and DirectView Holdings, Inc.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 13, 2006                 DIRECTVIEW, INC.

                                         By:  /s/ Kevin Kreisler
                                         ---------------------------
                                                  Kevin Kreisler
                                                  Chief Executive Officer